Exhibit 99.1

TopBuild Reports Second Quarter 2016 Financial Results

•	Net sales Increased 6.9% to $432 Million; Installation segment sales up 8.6%, Distribution segment sales up 2.1%

•	$26.8 million operating profit
•	$27.4 million on an Adjusted Basis, up 42%

•	$0.41 diluted earnings per share
•	$0.43 on an adjusted basis, up 59%

DAYTONA BEACH, August 4, 2016 — TopBuild Corp. (NYSE: BLD), the leading purchaser, installer and distributor of insulation products to the United States construction industry, reported financial results for the second quarter and six months ended June 30, 2016.

Jerry Volas, Chief Executive Officer of TopBuild stated, “We had a solid second quarter with sales benefitting from the continued growth in residential and commercial construction. Combined with the unusually robust first quarter, we are pleased with the first six months of 2016 and look forward to a strong second half of the year.  Most encouraging is the progress we continue to make driving operational improvements into our business.  Our adjusted operating margin in the second quarter was 6.4%, a 140 basis point improvement both year-over-year and sequentially.

“Our team remains focused on optimizing operating margins while balancing that with top line performance aligned with the housing recovery.  While starts may grow at a rate slower than previously expected, we believe the current recovery will be much longer than previous cycles as new housing supply remains tight relative to household formations.”

Second Quarter Financial Highlights

(unless otherwise indicated, comparisons are to quarter ended June 30, 2015)

•	Net sales increased 6.9% to $431.6 million.
•	Gross margin was up 140 basis points year-over-year and 100 basis points sequentially.
•	Selling, general, and administrative (“SG&A”) expenses as a percentage of sales were 16.4%, a 200 basis point improvement.
•	Operating profit was $26.8 million compared to $11.5 million. On an adjusted basis, operating profit was $27.4 million compared to $19.3 million, a 41.9% improvement.
•	Operating margins improved 340 basis points to 6.2%. On an adjusted basis, operating margins were 6.4%, up 140 basis points.
•

Income from continuing operations was $15.6 million, or $0.41 per diluted share, compared to $6.6 million or $0.18 per diluted share.  On an adjusted basis, income from continuing operations was $16.2 million, or $0.43 per diluted share compared to $10.3 million or $0.27 per diluted share.

•	At quarter end, the Company had cash and cash equivalents of $102.1 million and availability under its revolving credit facility of $69.9 million for total liquidity of $172.0 million.

Operating Segment Highlights

(all comparisons are to quarter ended June 30, 2015)

•	TruTeamSM (Installation)
o	Net sales increased 8.6% driven by growth in both residential and commercial lines of business as well as improved selling prices.
o	Adjusted operating margin was 7.9%, a 280 basis point improvement
•	Service Partners® (Distribution)
o	Net sales rose 2.1%, driven by higher sales volume which was partially offset by a decrease in selling prices.
o	Adjusted operating margin was 8.2%, a 50 basis point improvement.

Share Repurchase Program

On March 3, 2016, the Company announced that its Board of Directors had approved a share repurchase program.  Under the program, the Company may purchase up to $50 million in shares of its common stock during a twelve-month period ending February 28, 2017.  In the second quarter, the Company repurchased 100,024 shares at an average price of $34.23 per share.

Repurchases under this plan may be made from time to time at the Company’s discretion, based on ongoing assessments of the capital needs of the Company, the market price of its common stock and general market conditions.  The program may be suspended or discontinued at any time.

Additional Information

Quarterly supplemental materials, including a presentation that will be referenced on today’s conference call, are available on the “Investors” section of the Company’s website at www.topbuild.com.  The Company’s website should be considered a recognized channel of distribution, and the Company may periodically post important information regarding, among other things, its business, relevant events and news in the “Investors” section.

Conference Call Details

A conference call to discuss the Company’s second quarter financial results for 2016 is scheduled for today, Thursday, August 4, 2016, at 9:00 a.m. Eastern Time.  The call may be accessed by dialing (800) 406-7408.  The conference call will be webcast simultaneously on the “Investors” section of the Company’s website at www.topbuild.com.

A replay of the call will be available on TopBuild’s website or it may be accessed by phone by dialing (800) 633-8284.  The replay passcode is 21813038.

Use of Non-GAAP Financial Measures

The “adjusted” financial measures presented above are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).  The Company believes that these non-GAAP financial measures, which are used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods.  Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in tables contained in this news release.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under GAAP.  Additional information may be found in the Company’s filings with the Securities and Exchange Commission which are available on TopBuild’s website under “Investors” at www.topbuild.com.

About TopBuild

TopBuild Corp., headquartered in Daytona Beach, Florida, is the leading purchaser, installer and distributor of insulation products to the U.S. construction industry.  We provide insulation services nationwide through TruTeamSM, which has over 175 branches and our Service Partners® business distributes insulation from over 70 branches.  We leverage our national footprint to gain economies of scale while capitalizing on our local market presence to forge strong relationships with our customers.  To learn more about TopBuild please visit our website at www.topbuild.com.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act.  These forward-looking statements may address, among other things, our expected financial and operational results and the related assumptions underlying our expected results.  These forward-looking statements are distinguished by use of words such as “will,” “would,” “anticipate,” “expect,” “believe,” “plan” or “intend,” the negative of these terms, and similar references to future periods.  These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements.  Our forward-looking statements contained herein speak only as of the date of this press release.  Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the Securities and Exchange Commission, may cause our actual results to differ from those expressed in forward-looking statements.  Although TopBuild believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved and it undertakes no obligation to update publicly any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Relations and Media Contact

Tabitha Zane

tabitha.zane@topbuild.com
386-763-8801

(tables follow)

TopBuild Corp.

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands, except per common share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net sales	$431,589	$403,761	$845,613	$762,221
Cost of sales	333,901	318,071	658,470	602,715
Gross profit	97,688	85,690	187,143	159,506

Selling, general, and administrative expense	70,898	74,200	140,586	149,163
Operating profit	26,790	11,490	46,557	10,343

Other income (expense), net:
Interest expense	(1,371)	(3,156)	(3,044)	(6,317)
Other, net	61	(4)	136	4
Other expense, net	(1,310)	(3,160)	(2,908)	(6,313)
Income from continuing operations before income taxes	25,480	8,330	43,649	4,030

Income tax expense from continuing operations	(9,865)	(1,700)	(16,918)	(1,200)
Income from continuing operations	15,615	6,630	26,731	2,830

Loss from discontinued operations, net	—	(235)	—	(234)
Net income	$15,615	$6,395	$26,731	$2,596

Income (loss) per common share:
Basic:
Income from continuing operations	$0.41	$0.18	$0.71	$0.08
Loss from discontinued operations, net	—	(0.01)	—	(0.01)
Net income	$0.41	$0.17	$0.71	$0.07

Diluted:
Income from continuing operations	$0.41	$0.18	$0.70	$0.08
Loss from discontinued operations, net	—	(0.01)	—	(0.01)
Net income	$0.41	$0.17	$0.70	$0.07

TopBuild Corp.

Condensed Consolidated Balance Sheets and Other Financial Data (Unaudited)

(dollars in thousands)

	As of
	June 30,	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$102,090	$112,848
Receivables, net of an allowance for doubtful accounts of $3,481 and $3,399 at June 30, 2016 and December 31, 2015, respectively	254,998	235,549
Inventories, net	102,216	118,701
Prepaid expenses and other current assets	16,529	13,263
Total current assets	475,833	480,361

Property and equipment, net	91,829	93,066
Goodwill	1,044,041	1,044,041
Other intangible assets, net	1,584	1,987
Deferred tax assets, net	20,549	20,549
Other assets	1,581	2,245
Total assets	$1,635,417	$1,642,249

LIABILITIES
Current liabilities:
Accounts payable	$214,012	$253,311
Current portion of long-term debt	20,000	15,000
Accrued liabilities	73,371	58,369
Total current liabilities	307,383	326,680

Long-term debt	168,628	178,457
Deferred tax liabilities, net	181,251	181,254
Long-term portion of insurance reserves	37,801	39,655
Other liabilities	436	474
Total liabilities	695,499	726,520

EQUITY	939,918	915,729
Total liabilities and equity	$1,635,417	$1,642,249

	As of June 30,
	2016	2015
Other Financial Data
Working Capital Days
Receivable days	46	45
Inventory days	28	30
Accounts payable days	82	82
Working capital	$143,202	$129,023
Working capital as a percent of sales (LTM)	8.4%	8.3%

TopBuild Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(dollars in thousands)

	Six Months Ended June 30,
	2016	2015
Net Cash From (For) Operating Activities:
Net income	$26,731	$2,596
Adjustments to reconcile net income to net cash from (for) operating activities:
Depreciation and amortization	5,908	6,140
Share-based compensation	3,705	1,666
Loss on sale or abandonment of property and equipment	1,477	2,299
Provision for bad debt expense	1,986	2,507
Loss from inventory obsolescence	667	792
Deferred income taxes, net	(3)	1,202
Changes in certain assets and liabilities:
Receivables, net	(21,436)	(19,415)
Inventories, net	15,819	7,293
Prepaid expenses and other current assets	(3,266)	(412)
Accounts payable	(39,237)	(21,771)
Long-term portion of insurance reserves	(1,360)	1,882
Accrued liabilities	15,002	6,311
Other, net	153	(47)
Net cash from (for) operating activities	6,146	(8,957)

Cash Flows From (For) Investing Activities:
Purchases of property and equipment	(6,023)	(7,111)
Proceeds from sale of property and equipment	219	440
Other, net	147	460
Net cash for investing activities	(5,657)	(6,211)

Cash Flows From (For) Financing Activities:
Net transfer from Former Parent	—	77,186
Cash distribution paid to Former Parent	—	(200,000)
Proceeds from issuance of long-term debt	—	200,000
Repayment of long-term debt	(5,000)	—
Payment of debt issuance costs	—	(1,715)
Taxes withheld and paid on employees' equity awards	(1,285)	—
Repurchase of shares of common stock	(4,962)	—
Net cash (for) from financing activities	(11,247)	75,471

Cash and Cash Equivalents
(Decrease) increase for the period	(10,758)	60,303
Beginning of year	112,848	2,965
End of period	$102,090	$63,268

Supplemental disclosure of noncash investing activities:
Accruals for property and equipment	$521	$—

TopBuild Corp.

Segment Data (Unaudited)

(dollars in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2016	2015	Change	2016	2015	Change
Installation
Sales	$288,042	$265,296	8.6%	$560,920	$498,659	12.5%

Operating profit, as reported	$22,797	$7,067		$36,303	$6,035
Operating margin, as reported	7.9%	2.7%		6.5%	1.2%

Rationalization charges†	66	3,188		894	3,830
Legal adjustments, net	—	1,020		—	1,370
Fixed asset disposal (truck mounted devices)	—	1,690		—	1,690
Operating profit, as adjusted	$22,863	$12,965		$37,197	$12,925
Operating margin, as adjusted	7.9%	5.1%		6.6%	2.7%

Distribution
Sales	$164,257	$160,841	2.1%	$325,145	$305,452	6.4%

Operating profit, as reported	$13,547	$11,897		$27,880	$23,274
Operating margin, as reported	8.2%	7.4%		8.6%	7.6%

Rationalization charges	—	512		83	512
Operating profit, as adjusted	$13,547	$12,409		$27,963	$23,786
Operating margin, as adjusted	8.2%	7.7%		8.6%	7.8%

Total
Sales before eliminations	$452,299	$426,137		$886,065	$804,111
Intercompany eliminations	(20,710)	(22,376)		(40,452)	(41,890)
Net sales after eliminations	$431,589	$403,761	6.9%	$845,613	$762,221	10.9%

Operating profit, as reported - segment	$36,344	$18,964		$64,183	$29,309
General corporate expense, net	(6,030)	(5,724)		(10,750)	(13,627)
Intercompany eliminations and other adjustments	(3,524)	(1,750)		(6,876)	(5,339)
Operating profit, as reported	$26,790	$11,490		$46,557	$10,343
Operating margin, as reported	6.2%	2.8%		5.5%	1.4%

Rationalization charges†‡	647	3,700		1,655	4,342
Legal adjustments, net	—	1,020		—	1,370
Fixed asset disposal (truck mounted devices)	—	1,690		—	1,690
Masco general corporate expense, net	—	5,724		—	13,627
Masco direct corporate expense	—	1,207		—	5,604
Expected standalone corporate expense	—	(5,500)		—	(11,000)
Operating profit, as adjusted	$27,437	$19,331		$48,212	$25,976
Operating margin, as adjusted	6.4%	5.0%		5.7%	3.4%

Share-based compensation	2,105	858		3,705	1,666
Depreciation and amortization	3,013	3,087		5,908	6,140
EBITDA, as adjusted	$32,555	$23,276		$57,825	$33,782

Sales change period over period	27,828			83,392
EBITDA, as adjusted change period over period	9,279			24,043
EBITDA, as adjusted as percentage of sales change	33.3%			28.8%

† 2015 Rationalization charges included spin-off charges.
‡ 2016 Rationalization charges include corporate level adjustments as well as segment operating adjustments.

TopBuild Corp.

Non-GAAP Reconciliations (Unaudited)

(in thousands, except common share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Gross Profit and Operating Profit Reconciliations

Net sales	$431,589	$403,761	$845,613	$762,221

Gross profit, as reported	$97,688	$85,690	$187,143	$159,506

Gross profit, as adjusted	$97,688	$85,690	$187,143	$159,506

Gross margin, as reported	22.6%	21.2%	22.1%	20.9%
Gross margin, as adjusted	22.6%	21.2%	22.1%	20.9%

Operating profit, as reported	$26,790	$11,490	$46,557	$10,343

Rationalization charges†	647	3,700	1,655	4,342
Legal adjustments, net	—	1,020	—	1,370
Fixed asset disposal (truck mounted device)	—	1,690	—	1,690
Masco general corporate expense, net	—	5,724	—	13,627
Masco direct corporate expense	—	1,207	—	5,604
Expected standalone corporate expense	—	(5,500)	—	(11,000)
Operating profit, as adjusted	$27,437	$19,331	$48,212	$25,976

Operating margin, as reported	6.2%	2.8%	5.5%	1.4%
Operating margin, as adjusted	6.4%	5.0%	5.7%	3.4%

Income Per Common Share Reconciliation

Income from continuing operations before income taxes, as reported	$25,480	$8,330	$43,649	$4,030

Rationalization charges†	647	3,700	1,655	4,342
Legal adjustments, net	—	1,020	—	1,370
Fixed asset disposal (truck mounted device)	—	1,690	—	1,690
Masco general corporate expense, net	—	5,724	—	13,627
Masco direct corporate expense	—	1,207	—	5,604
Expected standalone corporate expense	—	(5,500)	—	(11,000)
Income from continuing operations before income taxes, as adjusted	26,127	16,171	45,304	19,663

Tax rate at 38% and 36% for 2016 and 2015, respectively	(9,928)	(5,822)	(17,216)	(7,079)
Income from continuing operations, as adjusted	$16,199	$10,349	$28,088	$12,584

Income per common share, as adjusted	$0.43	$0.27	$0.74	$0.34

Average diluted common shares outstanding	37,976,703	37,667,947	37,938,108	37,667,947

† 2015 Rationalization charges included spin-off charges.